SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                               August 2, 2000

                           US Airways Group, Inc.
                      (Commission file number: 1-8444)

                                    and

                              US Airways, Inc.
                      (Commission file number: 1-8442)


     Delaware            US Airways Group, Inc.         54-1194634
(State of incorporation     US Airways, Inc.            53-0218143
  of both registrants)                    (I.R.S. Employer Identification Nos.)
        (Exact names of registrants as specified in their charters)

                           US Airways Group, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-5306
            (Registrant's telephone number, including area code)

                              US Airways, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-7000
            (Registrant's telephone number, including area code)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Not applicable.
      (b)   Not applicable.
      (c)   Exhibits.  See exhibit list below.

      The following documents are being filed as Exhibits in connection with, and incorporated by reference into, US Airways Group, Inc.'s and US Airways, Inc.'s Registration Statement on Form S-3 (Registration No. 333-79825). The Registration Statement, and a Prospectus Supplement, dated July 24, 2000, to the Prospectus, dated July 30, 1999, relate to the offering of US Airways, Inc. Pass Through Certificates, Series 2000-2G.


Reg. No.
333-79825
Exhibit No.   Document

4.1 Pass Through Trust Agreement, dated as of July 30, 1999, between State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, US Airways Group, Inc. and US Airways, Inc.*

4.2 Pass Through Trust Supplement No. 2000-2G, dated as of August 2, 2000, between State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, and US Airways, Inc.+

4.3 Financial Guaranty Insurance Policy, Policy No. 32812, dated August 2, 2000, issued by MBIA Insurance Corporation, for the benefit of State Street Bank and Trust Company of
              Connecticut, National Association as Subordination Agent, as agent for the Pass Through Trustee+

4.4 Deposit Agreement (Class G), dated as of August 2, 2000, between First Security Bank, National Association, as Escrow Agent, and ABN AMRO Bank, N.V., as Depositary +

4.5 Revolving Credit Agreement (Class G), dated as of August 2, 2000, between State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, as Subordination Agent, and Bayerische Landesbank
              Girozentrale, as Liquidity Provider+

4.6 Intercreditor Agreement, dated as of August 2, 2000, among State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee and as Subordination Agent, MBIA Insurance Corporation, as Policy Provider and Bayerische Landesbank Girozentrale, as Liquidity Provider+

4.7 Escrow and Paying Agent Agreement (Class G), dated as of August 2, 2000, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston, Chase Securities Inc., ABN AMRO Incorporated, and Salomon Smith Barney Inc., as Underwriters, and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee and as Paying Agent+

4.8 Note Purchase Agreement, dated as of August 2, 2000, among US Airways, Inc., State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, Subordination Agent, and as Paying Agent, and First Security Bank, National Association, as Escrow Agent +

4.9 Exhibit A-1A to Note Purchase Agreement - Form of Basic Leased Aircraft Participation Agreement+

4.10 Exhibit A-1B to Note Purchase Agreement - Form of Special Leased Aircraft Participation Agreement+

4.11          Exhibit A-2A to Note Purchase Agreement - Form of Basic
              Lease+

4.12          Exhibit A-2B to Note Purchase Agreement - Form of Special
              Lease+

4.13 Exhibit A-3A to Note Purchase Agreement - Form of Basic Leased Aircraft Indenture+

4.14 Exhibit A-3B to Note Purchase Agreement - Form of Special Leased Aircraft Indenture+

4.15 Exhibit A-4 to Note Purchase Agreement - Form of Leased Aircraft Purchase Agreement Assignment+

4.16 Exhibit A-5A to Note Purchase Agreement - Form of Basic Leased Aircraft Trust Agreement+

4.17 Exhibit A-5B to Note Purchase Agreement - Form of Special Leased Aircraft Trust Agreement+

4.18 Exhibit A-6 to Note Purchase Agreement - Form of Leased Aircraft French Pledge Agreement+

4.19 Exhibit C-1 to Note Purchase Agreement - Form of Owned Aircraft Participation Agreement+

4.20          Exhibit C-2 to Note Purchase Agreement - Form of Owned
              Aircraft Indenture+

4.21 Exhibit C-3 to Note Purchase Agreement - Form of Owned Aircraft Purchase Agreement Assignment+

4.22 Exhibit C-4 to Note Purchase Agreement - Form of Owned Aircraft French Pledge Agreement+

4.23          Class G Global Certificate+

4.24 Underwriting Agreement, dated as of July 24, 2000, among US Airways, Inc. and Credit Suisse First Boston, Chase
              Securities Inc., ABN AMRO Incorporated, and Salomon Smith Barney Inc., as Underwriters **


+     Filed herewith.
* Previously filed. See Current Report on Form 8-K for US Airways Group, Inc. and US Airways, Inc. filed on September 7, 1999.
** Previously filed. See Current Report on Form 8-K for US Airways Group, Inc. and US Airways, Inc. filed on July 26, 2000.



                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 US Airways Group, Inc. (REGISTRANT)


Date: August 2, 2000    By:     /s/ Thomas A. Mutryn
                           ------------------------------------------
                                    Thomas A. Mutryn
                                    Senior Vice President - Finance
                                    and Chief Financial Officer

                                 US Airways, Inc. (REGISTRANT)


Date: August 2, 2000    By:    /s/ Thomas A. Mutryn
                           ------------------------------------------
                                   Thomas A. Mutryn
                                   Senior Vice President - Finance
                                   and Chief Financial Officer






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